SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance NextShares Trust

Eaton Vance NextShares Trust II

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

Global Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-To-15 Year Laddered Municipal Bond Portfolio

(Name of Registrant as Specified in Its Charter)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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Eaton Vance Open-End Funds and NextShares

SCRIPT 2: Live

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Funds.

I understand that you or someone else in your household owns shares of one or more Eaton Vance Funds.

Fund shareholders are being asked to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients. To date, we have received responses from thousands of shareholders in support of the Fund proposals but we still need to hear from you.

It is very important that you vote your shares.

Please vote now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

Thank you for your assistance.

SCRIPT 3 – Live and machines

This is Tom Faust, Chief Executive Officer of Eaton Vance.

I understand that you or someone else in your household owns shares of one or more Eaton Vance Mutual Funds.

Fund Shareholders are being asked to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients. To date, we have received responses from thousands of shareholders in support of the Fund proposals but we still need to hear from you.

It is very important that you vote your shares.

Please vote now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

If you have received this message on your answering machine, please call us at 1-877-478-5043 Monday through Friday between the hours of 9:00 am and 11:00 pm Eastern Time. That’s 1-877-478-5043. Thank you.

SCRIPT 4 – Machines only

This is Tom Faust, Chief Executive Officer of Eaton Vance.

I understand that you or someone else in your household owns shares of one or more Eaton Vance Mutual Funds.

Fund Shareholders are being asked to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients. To date, we have received responses from thousands of shareholders in support of the Fund proposals but we still need to hear from you.

It is very important that you vote your shares.

If you have received this message on your answering machine, please call us at 1-877-478-5043 Monday through Friday between the hours of 9:00 am and 11:00 pm Eastern Time. That’s 1-877-478-5043. Thank you.